TL101 STKP1

                              PROSPECTUS SUPPLEMENT
                               DATED JULY 2, 1997

                           Templeton Growth Fund, Inc.
                              dated January 1, 1997



The prospectus is amended as follows:

The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended by adding the following new category:

         17. German insurance companies publicly offering variable annuities or unit linked life policies in Germany that have entered into an agreement with Templeton Global Strategic Services (Deutschland) GmbH.